CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Planton Tzouvalis, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-Q of Acrongenomics Inc. for the period ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Acrongenomics Inc.

Date: November 17, 2010

/s/ Platon Tzouvalis
Platon Tzouvalis
President and Director
(Principal Executive Officer)